UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2014
Date of Report (Date of earliest event reported)

CROSSBOX, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53337	27-1139744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Birch Street, Suite 4800 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 373-7281
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Changes in Registrant’s Certifying Accountant.

Item 4.01 – Changes in Registrant’s Certifying Accountant.

On April 30, 2014, Crossbox, Inc. (“the Company”) formally informed Madsen & Associates CPA’s, Inc. (“Madsen”) of their dismissal as the Company’s independent registered public accounting firm. On April 30, 2014, the Board of Directors of the Company approved the engagement of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) to serve as the Company’s independent registered public accountants. The New Accountant was engaged on April 30, 2014.

Madsen issued its auditors’ report on the financial statements for the fiscal years ended May 31, 2013 and 2012. Madsen’s audit reports on the financial statements for the years ended May 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except to include an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the two most recent fiscal years and any subsequent interim period through the date of this Current Report on Form 8-K, there have been no disagreements with the Madsen (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction Madsen, would have caused them to make reference thereto in their report on financial statements for such years.

During such two fiscal years and any subsequent interim period through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf has consulted with the Sadler Gibb regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Company requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of Madsen’s letter to the Commission is attached as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Madsen& Associates CPA's Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSBOX, INC.

By: /s/ DAVID WALTERS
DAVID WALTERS, Chief Executive Officer

Date:  May 2, 2014